SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 24, 2009

 Date of Report (date of earliest event reported):

GEOBIO ENERGY, INC.

 (Exact name of registrant as specified in its charter)

Colorado	333-67174	84-1153946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

130 Lakeside Avenue, Suite #100
Seattle, WA  98122
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 322-5586

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2009, GeoBio Energy, Inc. (“GeoBio”) and EnviroPlastics Corporation amended their share exchange agreement to extend the formal closing by up to an additional ninety (90) days (the “Closing Date”), placing the Closing Date on September 3, 2009 unless otherwise closed sooner.  The purpose of this extension is to provide additional time to facilitate the parties reporting, capitilization and other compliance requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 2009

GEOBIO ENERGY, INC.

By:	/s/ Gary DeLaurentiis
Director, Authorized Officer

EXHIBIT INDEX

Exhibit                                Description
Number

10.20                    Amendment No. 1 to Share Exchange Agreement, dated June 24, 2009